 HOMESTEAD FUNDS TRUST

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, James F. Perna, the undersigned Trustee and Chairman of the Board of Homestead Funds Trust (the “Trust”), a Massachusetts business trust, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and substitution for her, for me and on my behalf and in my name, place and stead, and in my capacity as Trustee and Chairman of the Board of the Trust, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (333-229995) and the Investment Company Act of 1940 (811-23429), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  March 26, 2019

/s/ James F. Perna
James F. Perna
Trustee and Chairman of the Board

HOMESTEAD FUNDS TRUST

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Anthony M. Marinello, the undersigned Trustee and of Homestead Funds Trust (the “Trust”), a Massachusetts business trust, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and substitution for her, for me and on my behalf and in my name, place and stead, and in my capacity as Trustee of the Board of the Trust, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (333-229995) and the Investment Company Act of 1940 (811-23429), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  March 26, 2019

/s/ Anthony M. Marinello
Anthony M. Marinello
Trustee

HOMESTEAD FUNDS TRUST

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Douglas W. Johnson, the undersigned Trustee and of Homestead Funds Trust (the “Trust”), a Massachusetts business trust, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and substitution for her, for me and on my behalf and in my name, place and stead, and in my capacity as Trustee of the Board of the Trust, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (333-229995) and the Investment Company Act of 1940 (811-23429), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  March 26, 2019

/s/ Douglas W. Johnson
Douglas W. Johnson
Trustee

HOMESTEAD FUNDS TRUST

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

 I, Kenneth R. Meyer, the undersigned Trustee and of Homestead Funds Trust (the “Trust”), a Massachusetts business trust, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and substitution for her, for me and on my behalf and in my name, place and stead, and in my capacity as Trustee of the Board of the Trust, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (333-229995) and the Investment Company Act of 1940 (811-23429), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  March 26, 2019

/s/ Kenneth R. Meyer
Kenneth R. Meyer
Trustee

HOMESTEAD FUNDS TRUST

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Mark Rose, the undersigned Trustee and of Homestead Funds Trust (the “Trust”), a Massachusetts business trust, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and substitution for her, for me and on my behalf and in my name, place and stead, and in my capacity as Trustee of the Board of the Trust, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (333-229995) and the Investment Company Act of 1940 (811-23429), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  March 26, 2019

/s/ Mark Rose
Mark Rose
Trustee

HOMESTEAD FUNDS TRUST

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Peter J, Tonetti the undersigned Trustee and of Homestead Funds Trust (the “Trust”), a Massachusetts business trust, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and substitution for her, for me and on my behalf and in my name, place and stead, and in my capacity as Trustee of the Board of the Trust, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (333-229995) and the Investment Company Act of 1940 (811-23429), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  March 26, 2019

/s/ Peter J. Tonetti
Peter J. Tonetti
Trustee

HOMESTEAD FUNDS TRUST

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Sheldon C. Petersen, the undersigned Trustee and of Homestead Funds Trust (the “Trust”), a Massachusetts business trust, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and substitution for her, for me and on my behalf and in my name, place and stead, and in my capacity as Trustee of the Board of the Trust, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (333-229995) and the Investment Company Act of 1940 (811-23429), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  March 26, 2019

/s/ Sheldon C. Petersen
Sheldon C. Petersen
Trustee

HOMESTEAD FUNDS TRUST

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Amy DiMauro, the undersigned Treasurer and of Homestead Funds Trust (the “Trust”), a Massachusetts business trust, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and substitution for her, for me and on my behalf and in my name, place and stead, and in my capacity as Treasurer of the Board of the Trust, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (333-229995) and the Investment Company Act of 1940 (811-23429), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  March 26, 2019

/s/ Amy DiMauro
Amy DiMauro
Treasurer

HOMESTEAD FUNDS TRUST

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Mark D. Santero the undersigned Trustee and of Homestead Funds Trust (the “Trust”), a Massachusetts business trust, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and substitution for her, for me and on my behalf and in my name, place and stead, and in my capacity as Trustee of the Board of the Trust, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (333-229995) and the Investment Company Act of 1940 (811-23429), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  March 26, 2019

/s/ Mark D. Santero
Mark D. Santero
Trustee